PHOENIX ASSET TRUST

               Supplement dated October 20, 2006 to the Prospectus
           and Statement of Additional Information dated May 1, 2006, as supplemented May 22, 2006, August 23, 2006 and September 15, 2006





IMPORTANT NOTICE TO INVESTORS

Effective October 6, 2006, the Phoenix CA Intermediate Tax-Free Bond Fund, formerly a series of Phoenix Asset Trust, was merged with and into the Phoenix CA Tax-Exempt Bond Fund. The Phoenix CA Intermediate Tax-Free Bond Fund has ceased to exist and is no longer available for sale. Accordingly, all references to the Phoenix CA Intermediate Tax-Free Bond Fund in the current Prospectus and Statement of Additional Information are hereby deleted.

  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF
                  ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 1718/CAITFBF Merger (10/06)